UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2012

SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in charter)

000-52073
(Commission File Number)

Yukon Territory, Canada	75-2578509
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3246
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (800) 282-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 4, 2012, SXC Health Solutions Corp. (“SXC”) issued a press release announcing the completion of its previously announced acquisition, through a wholly-owned subsidiary of SXC, of all of the outstanding equity interests of HealthTran LLC (“HealthTran”), pursuant to that certain Unit Purchase Agreement, dated as of November 16, 2011 (the “Purchase Agreement”), by and among SXC Health Solutions, Inc., HealthTran, HealthTran Data Services, LLC (“HTDS”), certain members of HealthTran affiliated with the ABRY Partners private equity firm (the “ABRY Members” and, together with HTDS, the “Sellers”), the members and beneficial owners of HTDS (the “HTDS Owners”), and HTDS, in its capacity as the Sellers' Agent thereunder.

Effective as of 12:01 a.m. Central Standard Time on January 1, 2012, SXC, through a wholly-owned subsidiary, acquired (the “Acquisition”) all of the outstanding equity interests of HealthTran in exchange for $250.0 million in cash, subject to certain customary post-closing adjustments, upon the terms and subject to the conditions contained in the Purchase Agreement. The purchase price was funded from SXC's existing cash balance and $100 million in borrowings under its five-year, $350 million unsecured revolving credit facility (the “Revolving Credit Facility”).

HealthTran is a healthcare management solutions company that provides healthcare management products and services, including claims processing solutions, pharmacy benefit management services, medical claims processing, clinical programs, benefits administration services, mail order options and discount healthcare programs. Based in Denver, Colorado, HealthTran employs more than 250 employees with additional offices in Florida, Georgia and Illinois.

A copy of the press release announcing the completion of the Acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary of the Acquisition and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete terms and conditions of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Sellers or SXC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in SXC's public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on December 16, 2011, SXC entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMCB”), as a lender and as administrative agent, Bank of America, N.A., SunTrust Bank, Fifth Third Bank, PNC Bank, N.A. and The Toronto-Dominion Bank, as lenders and co-syndication agents, Barclays Bank PLC, Morgan Stanley Bank, N.A., Credit Suisse AG, Cayman Islands Branch, The Northern Trust Company, PNC Bank Canada Branch, U.S. Bank National Association and U.S. Bank National Association, Canadian Branch, as lenders, the other lenders from time to time party thereto and J.P. Morgan Securities LLC, as sole bookrunner and sole lead arranger, with respect to the Revolving Credit Facility. On January 3, 2012, SXC made a draw on the Revolving Credit Facility in the amount of $100 million to fund in part the Acquisition described in Item 2.01 above.  The foregoing descriptions of the Revolving Credit Facility and the Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the descriptions contained in SXC's Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 20, 2011 (the “December 20 Form 8-K”) and the complete terms and conditions of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the December 20 Form 8-K, all of which are incorporated herein by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required to be filed by this Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed by this Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description
2.1
Unit Purchase Agreement, dated November 16, 2011, by and among SXC Health Solutions, Inc., HealthTran LLC, HealthTrans Data Services, LLC, ABRY Senior Equity II, L.P., ASE II-A HealthTran, L.P., ABRY Senior Equity Co-Investment, L.P., The Jack and Mary McClurg Exempt Trust, The Hutchison Family Exempt Trust, Jack W. McClurg, both in his individual capacity and in his capacity as the trustee of The Jack and Mary McClurg Exempt Trust, Louis W. Hutchison, Jr., both in his individual capacity and in his capacity as the trustee of The Hutchison Family Exempt Trust, and HealthTrans Data Services, LLC, in its capacity as the Sellers' Agent thereunder.*

99.1	Press release of SXC Health Solutions Corp. issued January 4, 2012.
_

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*    The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.
SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 4, 2012

SXC HEALTH SOLUTIONS CORP.

By:	/s/ Jeffrey Park
Name: Jeffrey Park Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Unit Purchase Agreement, dated November 16, 2011, by and among SXC Health Solutions, Inc., HealthTran LLC, HealthTrans Data Services, LLC, ABRY Senior Equity II, L.P., ASE II-A HealthTran, L.P., ABRY Senior Equity Co-Investment, L.P., The Jack and Mary McClurg Exempt Trust, The Hutchison Family Exempt Trust, Jack W. McClurg, both in his individual capacity and in his capacity as the trustee of The Jack and Mary McClurg Exempt Trust, Louis W. Hutchison, Jr., both in his individual capacity and in his capacity as the trustee of The Hutchison Family Exempt Trust, and HealthTrans Data Services, LLC, in its capacity as the Sellers' Agent thereunder.*

99.1	Press release of SXC Health Solutions Corp. issued January 4, 2012.

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*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.